                                                                     EXHIBIT 4.1

                               NUMBER OF SHARES


                                 COMMON STOCK

THIS CERTIFIES THAT____________________________________ is the owner of
_______________________________shares of the COMMON STOCK of Knight/Trimark Group, Inc., fully paid and non-assessable, transferable only on the books of the Corporation in person or by Attorney upon surrender of this Certificate properly endorsed.

     The Corporation will furnish without charge to each stockholder who so requests, a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this_____________________________day of_________________A.D. 19_____.


_______________________                                 _______________________
SECRETARY/TREASURER                                                  PRESIDENT
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
                                         PASTE CANCELLED CERTIFICATE IN THIS SPACE

_______________________________________________________________________________________________________________________________


_______________________________________________________________________________________________________________________________

     CERTIFICATE No.__________                                           RECEIVED CERTIFICATE No.____________________

FOR_______________________________________________ SHARES     FOR____________________________________________________ SHARES


                       ISSUED TO
                                                              THIS _________________ DAY OF ____ ____ _____________ 19_________

_________________________________________________________
                                                              _________________________________________________________________

_________________________________________________________

                                                              _________________________________________________________________
_________________________________________________________

DATED ____________________________________________ 19____     _________________________________________________________________

===============================================================================================================================
        TRANSFER FROM ORIGINAL ISSUE BELOW                             TRANSFER DETAILS FOR SURRENDERED CERTIFICATES
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                   NO.OF SHARES      NO.OF NEW
FROM WHOM TRANSFERRED:                                             NEW CERTIFICATES ISSUED TO:      TRANSFERRED    CERTIFICATES
                                                                                                   ----------------------------

_________________________________________________________     _________________________________________________________________


DATED __________________________________________ 19______     _________________________________________________________________

---------------------------------------------------------
  NO. ORIGINAL      NO. ORIGINAL      NO. OF SHARES
  CERTIFICATE          SHARES          TRANSFERRED
---------------------------------------------------------     _________________________________________________________________


_________________________________________________________     _________________________________________________________________
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